Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Retail Capital LLC d/b/a Credibly (the “Company”)

Truist Securities, Inc.

(together, the “Specified Parties”)

Re: Credibly Asset Securitization II LLC, Series 2021-1 — Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “Eligible_Portfolio_As_of_2021_Jan_31_v1.2.xlsx,” provided by the Company on February 22, 2021, containing information related to 2,055 receivables secured by small business loans and merchant cash advances (the “Receivables”) as of January 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering of Credibly Asset Securitization II LLC, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•                  The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•                  The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•                  The term “materiality threshold” means that dollar amounts was within $1.00 and Business Age was within one (1) month.

•                  The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.

•                  The term “Sources” means some or all of the following documents for each of the Selected Receivables (defined below):

•                  Electronic records on the following screens of the Company’s origination and servicing system (the “Recap System”): Amortization Schedule screen, Business Info screen, Client Info screen, Deal Info screen, Funding Credit Pull screen, Transaction History screen, and UW Summary screen.

•                  Receivable Purchase Agreement (including any Weekly Remittance Addendum thereto), Business Loan and Security Agreement (including any Weekly Repayment Addendum thereto), all of which we accessed through the Recap System.

•                  Electronic mail correspondence from the Company listing product names in the Recap System corresponding to each Product Type appearing in the Data File (the “Product Listings”).

•                  Electronic mail correspondence from the Company listing range of risk score corresponding to each Risk Score Band appearing in the Data File (the “Risk Score Ranges”).

•                  An electronic data file entitled “Eligible_Portfolio_As_of_2021_Jan_31_v1.2_yieldcalc.xlsx,” provided by the Company, containing yield calculation methodology for the Receivables (the “Yield Calculation Methodology”).

We were instructed by the Company to perform the following agreed-upon procedures on the Receivables in the Data File.

A.            The Company instructed us to select a random sample of 200 Receivables from the Data File (the “Selected Receivables”). A list of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.            For each Selected Receivable, we compared or recomputed the specified attributes in the Data File to or using the corresponding information in the respective Sources. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Sources for each of the specified attributes, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources/Instructions

Merchant Name	“ID” field on Business Info screen

State	“State Incorporated” field or “Billing State” field on Business Info screen

FICO	“FICO” field on UW Summary screen, “Credit Score” field on the Funding Credit Pull screen, “FICO” field on Client Info screen, and Instructions

Payment/Remittance Frequency

Repayment Plan stated in Receivable Purchase Agreement, Weekly Remittance Addendum to Receivable Purchase Agreement, Business Loan and Security Agreement, or Weekly Repayment Addendum to Business Loan and Security Agreement

Remaining Funding Amount

“Remaining Principal” field on Amortization Schedule screen; “Actual Unremitted Contract Amount” field, “Advance Remaining” field, and “Principal Balance” field on Transaction History screen, “Factor” field and “Syndication Percentage” field on Deal Info screen, and Instructions.

Rate/Factor	“Factor” field on Deal Info screen

Product Type	“Deal Type” field on Deal Info screen and the Product Listings

SIC Code	“SIC” field on Business Info screen

Risk Score Band	Risk Score stated in the Data File and the Risk Score Ranges

Business Funded Date	“Funded Date” field on Deal Info screen

2

Attributes	Sources/Instructions

Business Age	Recompute as the number of months between the Funded Date on Deal Info screen and Business Start Date on Business Info screen

Yield

Recompute using the information stated in the Data File in columns “Turn,” “RTR Amount,” “Advance Amount,” and “Origination Fee 2” related to the Selected Receivable and the Yield Calculation Methodology.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and Instructions, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Sources, (ii) the reasonableness of the Instructions, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
March 19, 2021

3

Exhibit A - The Selected Receivables

Selected Receivable #	Receivable Number(1)	Selected Receivable #	Receivable Number(1)	Selected Receivable #	Receivable Number(1)	Selected Receivable #	Receivable Number(1)
1	20211001	51	20211051	101	20211101	151	20211151
2	20211002	52	20211052	102	20211102	152	20211152
3	20211003	53	20211053	103	20211103	153	20211153
4	20211004	54	20211054	104	20211104	154	20211154
5	20211005	55	20211055	105	20211105	155	20211155
6	20211006	56	20211056	106	20211106	156	20211156
7	20211007	57	20211057	107	20211107	157	20211157
8	20211008	58	20211058	108	20211108	158	20211158
9	20211009	59	20211059	109	20211109	159	20211159
10	20211010	60	20211060	110	20211110	160	20211160
11	20211011	61	20211061	111	20211111	161	20211161
12	20211012	62	20211062	112	20211112	162	20211162
13	20211013	63	20211063	113	20211113	163	20211163
14	20211014	64	20211064	114	20211114	164	20211164
15	20211015	65	20211065	115	20211115	165	20211165
16	20211016	66	20211066	116	20211116	166	20211166
17	20211017	67	20211067	117	20211117	167	20211167
18	20211018	68	20211068	118	20211118	168	20211168
19	20211019	69	20211069	119	20211119	169	20211169
20	20211020	70	20211070	120	20211120	170	20211170
21	20211021	71	20211071	121	20211121	171	20211171
22	20211022	72	20211072	122	20211122	172	20211172
23	20211023	73	20211073	123	20211123	173	20211173
24	20211024	74	20211074	124	20211124	174	20211174
25	20211025	75	20211075	125	20211125	175	20211175
26	20211026	76	20211076	126	20211126	176	20211176
27	20211027	77	20211077	127	20211127	177	20211177
28	20211028	78	20211078	128	20211128	178	20211178
29	20211029	79	20211079	129	20211129	179	20211179
30	20211030	80	20211080	130	20211130	180	20211180
31	20211031	81	20211081	131	20211131	181	20211181
32	20211032	82	20211082	132	20211132	182	20211182
33	20211033	83	20211083	133	20211133	183	20211183
34	20211034	84	20211084	134	20211134	184	20211184
35	20211035	85	20211085	135	20211135	185	20211185
36	20211036	86	20211086	136	20211136	186	20211186
37	20211037	87	20211087	137	20211137	187	20211187
38	20211038	88	20211088	138	20211138	188	20211188
39	20211039	89	20211089	139	20211139	189	20211189
40	20211040	90	20211090	140	20211140	190	20211190
41	20211041	91	20211091	141	20211141	191	20211191
42	20211042	92	20211092	142	20211142	192	20211192
43	20211043	93	20211093	143	20211143	193	20211193
44	20211044	94	20211094	144	20211144	194	20211194
45	20211045	95	20211095	145	20211145	195	20211195
46	20211046	96	20211096	146	20211146	196	20211196
47	20211047	97	20211097	147	20211147	197	20211197
48	20211048	98	20211098	148	20211148	198	20211198
49	20211049	99	20211099	149	20211149	199	20211199
50	20211050	100	20211100	150	20211150	200	20211200

(1)         The Company has assigned a unique six-digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Receivable Number.

A-1

Exhibit B - Instructions

Attribute	Instructions
FICO

In the event there were multiple FICO scores or credit scores within the same UW Summary screen, Funding Credit Pull screen, or Client Info screen, recompute the average score from:

•                  “FICO” field on the UW Summary screen

•                  “Credit Score” field on the Funding Credit Pull screen

•                  “FICO” field on the Client Info screen

•                  the latest score under the “FICO” field on the UW Summary screen

•                  the latest score under the “Credit Score” field on the Funding Credit Pull screen

Remaining Funding Amount

Applicable only to Selected Receivables with deal type “ACH,” “Split,”, and “Daily Remit Loan” as shown on Deal Info screen. Compare or recompute as follows:

•                  For “ACH” and “Split” deal types:

o                 compare to the “Advance Remaining” amount on Transaction History screen, or

o                 recompute by dividing the Actual Unremitted Contract Amount on Transaction History screen by the Factor on Deal Info screen, and multiplying with the Syndication Percentage on Deal Info screen.

•                  For “Daily Remit Loan” deal type:

o                 compare to the Remaining Principal on Amortization Schedule screen or Principal Balance on Transaction History screen, or

o                 recompute by multiplying the Principal Balance on Amortization Schedule screen by the Syndication Percentage on Deal Info screen.

B-1